UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 6, 2010

BCB BANCORP, INC.

(Exact Name of Registrant as Specified in Charter)

New Jersey	0-50275	26-0065262
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

104-110 Avenue C, Bayonne, New Jersey	07002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 823-0700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets

On July 6, 2010, the merger of Pamrapo Bancorp, Inc. into BCB Bancorp, Inc. (the “Company”) as contemplated by the Agreement and Plan of Merger was completed.

This current report on Form 8-K/A is being filed to amend the initial current report on Form 8-K filed with the Securities and Exchange Commission by the Company on July 8, 2010. The initial report is being amended to include the pro forma financial information required by Item 9.01 (b) of Form 8-K.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired: The Consolidated Statements of Financial Condition as of December 31, 2009, 2008, and 2007, Consolidated Statements of Changes in Stockholders’ Equity for years ended December 31, 2009, 2008, and 2007, Consolidated Statements of Cash Flows for years ended December 31, 2009, 2008, and 2007, and Report of Independent Registered Public Accounting Firm are incorporated herein by reference to Exhibit 99.2 to Form 8-K filed on July 8, 2010.

(b)	Pro Forma Financial Information: The Unaudited Pro Forma Combined Condensed Consolidated Financial Statements are attached hereto as Exhibit 99.1

(c)	Not Applicable.

(d)	Exhibits:

99.2    Unaudited Pro Forma Combined Condensed Consolidated Statement of Condition at June 30, 2010 and Unaudited Pro Forma Combined Condensed Consolidated Statements of Income for the year ended December 31, 2009 and six months ended June 30, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BCB BANCORP, INC.

Date: September 21, 2010	By:	/S/ DONALD MINDIAK
Donald Mindiak
President and Chief Executive Officer (Duly Authorized Representative)